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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Reg. Nos. 333-86483, 333-37732, 333-46856, 333-49868) and
Form S-3 (Reg. Nos. 333-47952, 333-49556) of Quokka Sports, Inc. of our report dated March 14, 2001 relating to the financial statements which appear in this Form 10-K.


PricewaterhouseCoopers LLP

San Francisco, California
March 15, 2001